CONNECTICUT GENERAL LIFE
INSURANCE COMPANY
CG VARIABLE LIFE INSURANCE
SEPARATE ACCOUNT A
Home Office Location:
900 Cottage Grove Road
Bloomfield, Connecticut 06002


[LOGO OF CIGNA Group Insurance]
Life . Accident . Disability

Mailing Address:
CIGNA
Lehigh Valley Corporate Center
1455 Valley Center Parkway
Bethlehem, PA 18017
(800) 225-0646


               THE GROUP VARIABLE UNIVERSAL LIFE INSURANCE POLICY


     The Policy is a Group Variable Universal Life Insurance Policy.

     The Policy is a Group Policy. It is a contract between us, Connecticut General Life Insurance Company, and a Group Policyholder, which may be an Employer, a Labor Union, a Trustee on behalf of an employer or labor union, or some other group permitted by law.

     Eligible persons who enroll and are accepted will receive a Certificate of Insurance which describes their benefits under the Policy. Depending on the terms of a specific plan, Certificates of Insurance may also be available to the spouse of an employee or member.

     Your Certificate may terminate if at any time you are no longer eligible. The Policy may allow your Certificate to stay in force in some cases, or you may be allowed to convert to an individual life insurance Policy.

     We and the Group Policyholder reserve the right to change the terms of the Group Policy, or to terminate the Group Policy, subject to the requirements of state law.

     This Prospectus describes the features of the Group Policies that we offer to Group Policyholders. The terms of the specific Group Policy offered to your employer or union will be set forth in a Detailed Brochure which will accompany or follow this Prospectus. These terms will also be included in your Certificate.

     The Securities and Exchange Commission has not approved or disapproved these securities or determined that this Prospectus is accurate or complete. Any statement to the contrary is a crime.

     This Prospectus is valid and complete only when it is accompanied by the current prospectuses of each of the variable funds. Please read this with care. Please keep the prospectuses with your important papers for future reference.

     This Prospectus is not an offer to sell, and does not solicit an offer to buy, a certificate under the policy in any state where the policy cannot legally be offered, or with respect to any person to whom the policy cannot legally be offered.

                         PROSPECTUS DATED AUGUST 7, 2005

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                                Table of Contents


                                                                            Page
Item                                                                      Number
--------------------------------------------------------------------------------
Benefits of the Policy ........................................................1

Risks of the Policy ...........................................................2

Table of Fees and Charges .....................................................3

Right to Examine ..............................................................5

The Investment Funds ..........................................................5

Fund Performance ..............................................................9

Investment Risk ..............................................................10

New Funds ....................................................................10

Substitution or Elimination of Funds .........................................10

Fund Participation Agreements ................................................10

Investment Advisers ..........................................................10

Eligibility and Enrollment ...................................................10

Premium Payments .............................................................11

Fees and Charges .............................................................11

Monthly Certificate Expense Charges ..........................................13

Termination, Reinstatement and Conversion ....................................14

Life Insurance Benefits ......................................................16

Additional Benefit Options ...................................................18

Cash Value Features ..........................................................20

Other Important Provisions ...................................................22

Tax Matters ..................................................................23

The Insurance Company ........................................................25

Other Matters ................................................................26

Illustrations ................................................................28

                             BENEFITS OF THE POLICY

Life
Insurance      The Policy pays a life insurance benefit in the event of your death. Depending on the plan chosen by the Group Policyholder, the Policy may also provide the following benefits:

               .    Availability of a Certificate insuring your spouse.

               . Term life insurance benefits on your spouse or dependent children.

               .    Additional benefits for accidental death.

               . Payment of part of the life insurance benefit while you are living, in case of terminal illness.

               . Waiver of the cost of life insurance if you become totally disabled.

               .    Other benefits permitted by law.

               See pages 16-20 for a description of the Policy's insurance benefits.

Cash Value     Depending on the amount of premium paid, the Policy builds Cash
               Value. You may obtain loans from us, using the Cash Value as security. You may also withdraw all or part of the Cash Value.
               Any Cash Value which has not been loaned or withdrawn is added to your life insurance coverage amount, and is part of the death benefit paid to your beneficiary.

               See pages 20-22 for a description of the Policy's Cash Value and loan features.

Flexible
Premium
Payments The Policy provides for flexible premium payments. Your monthly premium must, when you first apply, be at least enough to cover your monthly insurance and expense charges. You may increase your premiums, or make lump sum premium payments, up to the limits permitted by the Internal Revenue Code for life insurance policies. If you have Cash Value, you may reduce premiums or stop them altogether, and monthly charges will be deducted from your Cash Value.

               See pages 11-14 for a description of the Policy's premium provisions.

Investment
Choices Your Cash Value may be invested in one or more Variable Funds, whose value depends on the investment performance of specific mutual funds, and which is not guaranteed by us. You may also invest all or part of your Cash Value in a Fixed Account, which earns interest at a rate set by us from time to time, and whose principal and interest are guaranteed by us. Within limits, you may make transfers between the various funds. See pages 5-9 for a brief description of the Policy's available investment funds. More information concerning each investment fund is contained in the fund prospectus, which is attached to this prospectus.

Tax Benefits   You are generally not subject to tax on the Policy's earnings until you withdraw Cash Value in excess of your premium payments.
               This is known as tax deferral. Earnings paid to your beneficiary as part of the death benefit are generally not subject to income tax.

               See pages 23-24 for an explanation of tax provisions affecting the Policy

                               RISKS OF THE POLICY

Investment
Performance    If you have invested all or part of your Cash Value in any of the
               Variable Funds, your Cash Value will depend on the investment performance of the Variable Funds. Neither the principal nor any rate of return is guaranteed. You may lose money.

               See the Variable Fund prospectuses for information concerning the investment objectives and risks of each of the Variable Funds.

Suitability    Variable universal life insurance is designed for long-term financial planning. It is not suitable for short-term savings, and the Variable Funds may not be suitable for all investors. You should not purchase the Policy if you will need the premium payment in a short period of time, or if you do not need life insurance protection.

Termination    Your certificate may lapse (terminate) if the Cash Value is too low to support the monthly charges. You will receive a grace period during which you will be notified in writing that your certificate will terminate unless you pay additional premium.
               Unless your certificate's Cash Value exceeds $250, your certificate may terminate if your employment terminates, or if your employer no longer sponsors the group policy. If your certificate terminates for these reasons, you have a right to convert to an individual fixed benefit life insurance policy. If your certificate's Cash Value exceeds $250, or if we have agreed with your employer to make this option available in other cases, you may continue your certificate if your employment terminates.
               The monthly cost of insurance will increase.

               See pages 14-15 for a description of the Policy's termination, conversion and portability provisions.

Impact of
Surrender
Charges        Your cash surrender value may be reduced by surrender charges.
               See page 3.


Impact of
Loans Policy loans reduce your certificate's Cash Value, and, accordingly, reduce the death benefit. In addition, if your certificate's Cash Value is not enough to cover any part of monthly insurance expense charges that is not paid with current premium payments, your certificate will lapse (terminate). In addition, a portion of your Cash Value equal to the loan amount will be held in a Loan Account and will be credited with interest at 6%, which will affect (negatively or positively) your investment return.

Adverse Tax
Consequences   If your premium payments exceed certain limits imposed by the
               Internal Revenue Code, your certificate will become a modified endowment contract. In that case, policy loans and withdrawals may result in current taxable income.

               See pages 23-24 for an explanation of tax provisions affecting the Policy.

                            TABLE OF FEES AND CHARGES

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy.

I. Transaction Fees

     This table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or transfer cash value between Investment Options.

                           When Charge Deducted       Current Charge  Maximum Charge
                           -------------------------  --------------  --------------
Premium Charge             On all premium payments    3.0%**          5.0%
                           received

Full or Partial Surrender  On all full or partial     $25.00**        $25.00**
                           surrenders

Transfers Between Funds    On all transfers between   $25.00**
                           Funds in excess of 12
                           transfers per Policy Year

Policy Loan Interest       Due on each Policy         8.0% on amount  8.0% on amount
                           Anniversary                loaned***       loaned***

----------
** May be reduced or waived by agreement between us and the Group Policyholder. Surrender charges will not exceed 2% of the surrender amount.

*** Cash value equal to the policy loan amount will be transferred to the Loan Account and will be credited interest at a rate of 6.0%.

II. Periodic Charges (Other Than Investment Fund Charges)

     This table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Portfolio fees and expenses.

                                                                                      Minimum and
                               When Charge Deducted      Representative Charge        Maximum Charge
                               ------------------------  ---------------------------  --------------------------
Monthly Life Insurance Charge  Monthly, on or after the  $1.96 per $10,000 of         $1.80 to $1508.70 per
(Employees and Spouses)**      first day of the month    insurance (representative    $10,000 of insurance
                                                         cost for 45 year old active  (based on age)
                                                         employee nonsmoker,
                                                         median rate among the
                                                         Company's Group
                                                         Policies)

Monthly Life Insurance Charge  Monthly, on or after the  $0.10 per $1,000 of          $0.10 to $0.20 per $1,000
(children)                     first day of the month    insurance, for all children  of insurance for all
                                                         insured                      children insured
                                                                                      (maximum charge is not
                                                                                      guaranteed)

Monthly Certificate Expense    Monthly, on or after the  $4.00 (may be waived or      $0.00 to $6.00***
Charges                        first day of the month    reduced by agreement
                                                         with the Group
                                                         Policyholder)

Daily Charges on Variable      Monthly, on or after the  0.45% (annual rate)          0.0% to 0.90% (annual
Fund Balances                  first day of the month                                 rate)

----------
** The rates vary by the Insured's attained age, and (depending on the agreement with the Group Policyholder) on whether the Insured is a smoker or nonsmoker; and whether the Insured is an active employee under an inforce Group Policy, or is being direct billed either as a terminated employee or under a terminated Group Policy.

Premium tables among Group Policies will depend on the risk characteristics of the employer, including industry, distribution of ages and sex, and prior claim experience. Information regarding current rates applicable to your age and status are available from the Group Policyholder or by calling our Customer Service Center at (800) 225-0646. Maximum rates applicable to each age are shown in this Prospectus on pages 12-13.

*** Maximum monthly charge is $5.00, for Certificates having no Cash Value, or Cash Value in excess of $10,000

III. Investment Fund Charges

     This table describes the minimum and maximum total operating expenses charged by the Investment Funds that you may pay periodically during the time that you own the contract. More detail concerning each Investment Fund's fees and expenses is contained in the prospectus for each Investment Fund.


Total Annual Investment Fund Expenses             Minimum  Maximum
------------------------------------------------  -------  ---------------
(expenses that are deducted from Investment Fund  0.26%    1.00%
assets, including management fees, distribution            (annual rate)**
and/or service (12b-1) fees, and other expenses)
----------
** Annual rates do not take into account reductions in these charges due to expense reimbursement and fee waiver agreements at the Investment Funds.

                                RIGHT TO EXAMINE

     When you receive your Certificate, you should read it with care. You may return your Certificate within 30 days after you receive it. The Certificate will be void as if it had never been issued. We will refund all premiums paid, without interest, minus any partial surrenders, and minus any loans and interest. Usually we will make this refund within 7 days of receiving your request. However, if premiums were paid by check, we may wait for the check to clear.

     Any premiums will be held in the Fixed Account until three days after the end of this 30-day period. At that time, premiums will be allocated to the Funds as you have directed. Until that time, interest will be credited from the later of the effective date or the date the premium was received at our customer payment address.

     This right may vary based on state law. This right shall not apply if your Certificate was issued to replace another Group Variable Universal Life Insurance Certificate we have issued through the Separate Account.

                              THE INVESTMENT FUNDS

Choosing Investment Funds

     When you apply, you must choose to have your premiums allocated in any combination to one or more of the Variable Funds available under the group policy issued to your employer, and/or the Fixed Account.

     You may change this allocation at any time free of charge. This change will be applied to premiums received no later than one week after our Customer Service Center receives notice.

     We may require that all premiums be placed in the Fixed Account, if your Cash Value is less than $500, or if you have not chosen to make premium payments in excess of your monthly insurance and expense charge. We may also require that an amount of premium up to the current monthly insurance and expense charge be placed in the Fixed Account.

Transfers Between Funds

     You may transfer all or part of your Cash Value between funds, as follows:

     .    From any Variable Fund(s) to the Fixed Account.

     .    From one Variable Fund to another Variable Fund.

     .    From the Fixed Account to one or more Variable Funds.

     Transfers from the Fixed Account to the Variable Funds are subject to these limits:

     . Transfers may only be made during the 30-day period after a Policy Anniversary (this date will be shown in your brochure, and in your Certificate).

     . Total value of transfers made during this 30-day period each year cannot exceed 25% of your Cash Value in the Fixed Account as of the Policy Anniversary.

     . We may place further limits on transfers from the Fixed Account at any time.

     Transfers from any Variable Fund to the Fixed Account, or between Variable Funds, may be made at any time. Transfers may be subject to limits as to dollar amounts, and any limits imposed by the Variable Funds.

     You may make up to 12 transfers during a Policy Year (the 12-month period beginning on a Policy Anniversary). We charge a fee of $25.00 for each transfer in excess of 12. We have the right to waive this fee in some cases.

     To make a transfer, you must send a written request to our Customer Service Center (whose address will be shown in your Certificate). Your transfer will be effective as of the Valuation Day on which our Customer Service Center receives your request in good order.

     Before you make a transfer, you should carefully consider:

     .    Current market conditions.

     .    Each Fund's investment policies.

     .    Related risks.

     Please see the brief description of each Variable Fund below, and read the Prospectus of each Fund.

Excess Trading (Market Timing)

     Overly frequent transfers, or an attempt to engage in market timing, may reduce the long-term returns of the variable funds, by increasing their costs (such as brokerage commissions) or disrupting their portfolio management strategies. This can be harmful to other persons with investments in those funds.

     We do not market the Policy to individuals or entities for the purpose of engaging in market timing activity. You should not invest in the Policy if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Policy.

     We reserve the right to refuse transfers, either for one Certificate Owner or a group of Certificate Owners, if we believe that: (a) excessive trading or a specific transfer request or group of transfer requests may have a detrimental effect on the Unit Value of a Variable Fund or (b) we are informed by one or more of the Variable Funds that purchase or sale is to be restricted because of excessive trading or a specific transfer or group of transfers is deemed to have a detrimental effect on the Unit Values of the affected Variable Fund."

     Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.

     We have not adopted any specific policies regarding frequent trading. Rather, we are relying on the general guidelines in the preceding paragraphs. There is the risk that these general guidelines will prove ineffective in whole or in part in detecting or preventing frequent trading and we will not do anything. As a result of these limitations, some Certificate Owners may be able to engage in frequent trading, while other Certificate Owners will bear the effects of such frequent trading.

Telephone Transfers

     You may make transfers by telephone, if you have given our Customer Service Center written approval to accept telephone transfers.

     To make a telephone transfer, you must call the Customer Service Center and provide the following information:

     .    Your Certificate Number;

     .    Your Social Security Number; and

     . Your Personal Identification Number (which will be provided when you authorize telephone transfers).

     We will send you a written confirmation within 5 business days. We are not liable for any losses that result from unauthorized or fraudulent telephone transactions. We may be liable for these losses if we do not follow these procedures, which we believe are reasonable.

The Fixed Account

     The Fixed Account is not part of the Separate Account. We guarantee the principal amount and any interest earned under the Fixed Account. We will credit interest at a rate we specify from time to time. This rate will never be less than 4%.

                               THE VARIABLE FUNDS

     All Cash Value not placed in the Fixed Account must be invested in one or more of the Variable Funds, which are described below. Each of the Variable Funds buys shares of a portfolio of a trust or a corporation which is registered as an open-end, diversified management investment company under the Investment Company Act of 1940.

     Note: Not all of the Variable Funds are available for investment by all certificate holders. Funds available for investment may be limited by agreement with group policyholders.

     These funds are not the same as, and may not produce the same investment results as, publicly available mutual funds with similar names. Please read the Prospectus of each Variable Fund before investing cash value in the Fund.

     The TimesSquare VP Money Market Fund transferred the assets and liabilities in the fund to the PIMCO Variable Insurance Trust (PVIT) Money Market Portfolio, in exchange for the Institutional Class shares of the PVIT fund having a net asset value equal to the net asset value of the assets and liabilities so transferred. This transfer occurred on April 22, for all investors having a fund balance in the TimesSquare VP Money Market Fund as of the close of business on April 21, 2005.

     The TimesSquare VP S&P 500 Index Fund transferred the assets and liabilities in the fund to the Dreyfus Stock Fund, a similar index fund that seeks to match the performance of the S&P 500, in exchange for the shares of the Dreyfus Stock Fund having a net asset value equal to the net asset value of the assets and liabilities so transferred. This transfer occurred on April 29, for all investors having a fund balance in the TimesSquare VP S&P 500 Index Fund as of the close of business on April 28, 2005.

The prospectus includes the two new fund prospectuses.

PIMCO Money Market Portfolio

     The portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity. The portfolio seeks to achieve its objective by investing at least 95% of its total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations. The portfolio also may invest up to 5% of its total assets in money market securities that are in the second highest rating category for short-term obligations. The portfolio may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase. The dollar weighted average portfolio maturity of the Portfolio may not exceed 90 days. The portfolio attempts to maintain a stable net asset value of $1.00 per share, although there is no assurance that it will be successful in doing so.

Fidelity VIP Investment Grade Bond Portfolio

     This Fund seeks as high a level of current income as is consistent with the preservation of capital. Its principal investment strategies include:

     . Normally investing at least 80% of assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.

     . Managing the fund to have similar overall interest rate risk to an index, which as of December 31, 2004, was the Lehman Brothers(R) Aggregate Bond Index.

     .    Allocating assets across different market sectors and maturities.

     . Analyzing a security's structural features and current pricing, trading opportunities, and the credit quality of its issuer to select investments.

     . Potentially investing in lower-quality debt securities or decreasing the fund's exposure to changing security prices or other factors that affect security values.

     This Fund is subject to the following principal investment risks:

     . Interest rate changes. Interest rate increases can cause the price of a debt security to decrease.

     . Foreign exposure. Entities located in foreign countries can be affected by adverse political, regulatory, market, or economic developments in those countries.

     . Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

     . Issuer-specific changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. Lower-quality debt securities (those of less than investment grade quality) involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

     When a shareholder sells shares they may be worth more or less than what the shareholder paid for them, which means that the shareholder could lose money.

Fidelity VIP Asset Manager Portfolio

     This Fund seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments. Its principal investment strategies include:

     . Allocating the fund's assets among stocks, bonds, and short-term money market instruments.

     . Maintaining a neutral mix over time of 50% of assets in stocks, 40% of assets in bonds, and 10% of assets in short-term and money market instruments.

     . Adjusting allocation among asset classes gradually within the following ranges: stock class (30%-70%), bond class (20%-60%), and short term/money market class (0%-50%).

     .    Investing in domestic and foreign issuers.

     . Analyzing an issuer using fundamental and/or quantitative factors and evaluating each security's current price relative to estimated long-term value to select investments.

     This Fund is subject to the following principal investment risks:

     . Stock market volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.

     . Interest rate changes. Interest rate increases can cause the price of a debt security to decrease.

     . Foreign exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently than the U.S. market.

     . Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

     . Issuer-specific changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

     When a shareholder sells shares they may be worth more or less than what the shareholder paid for them, which means that the shareholder could lose money.

Dreyfus Stock Index Fund

     The Fund seeks to match the total return of the Standard & Poor's 500 Composite Stock Price Index. To pursue this goal, the fund generally invests in all 500 stocks in the S&P 500 in proportion to their weighting in the index.

     The fund attempts to have a correlation between its performance and that of the S&P 500 Index of at least .95 before expenses. A correlation of 1.00 would mean that the fund and the index were perfectly correlated.

     The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization, which means larger companies have greater representation in the index than smaller ones. The fund may also use stock index futures as a substitute for the sale or purchase of securities.

Fidelity VIP Equity-Income Portfolio

     This Fund seeks a reasonable income. This Fund will also consider the potential for capital appreciation. The Fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500(SM) Index (S&P 500(R)). Its principal investment strategies include:

     .    Normally investing at least 80% of assets in equity securities.

     . Normally investing primarily in income-producing equity securities, which tends to lead to investments in large cap "value" stocks.

     . Potentially investing in other types of equity securities and debt securities, including lower-quality debt securities.

     .    Investing in domestic and foreign issuers.

     . Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

     This Fund is subject to the following principal investment risks:

     . Stock market volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.

     . Interest rate changes. Interest rate increases can cause the price of a debt security to decrease.

     . Foreign exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently than the U.S. market.

     . Issuer-specific changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

     . "Value" Investing. "Value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time.

     When a shareholder sells shares they may be worth more or less than what the shareholder paid for them, which means that the shareholder could lose money.

American Century VP Capital Appreciation

This Portfolio's goal is capital growth. The Fund's portfolio managers look for stocks of companies they believe will increase in value over time, using an investment strategy developed by American Century. In implementing this strategy, the portfolio managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings and revenues. The portfolio managers' principal analytical technique involves the identification of companies with earnings and revenues that are not only growing, but growing at an accelerating pace.

     The Portfolio's principal risks include:

     . Market Risk. The value of the portfolio's shares will go up and down based on the performance of the companies whose securities they own and other factors generally affecting the securities market.

     . Price Volatility. The value of the portfolio's shares may fluctuate significantly in the short term.

     . Principal Loss. At any given time your shares may be worth more or less than the price you paid for them. In other words, it is possible to lose money by investing in the portfolio.

Fidelity VIP Overseas Portfolio

     This Fund seeks long-term growth of capital. Its principal investment strategies include:

     .    Normally investing at least 80% of assets in non-U.S. securities.

     .    Normally investing primarily in common stocks.

     . Allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole.

     . Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

     This Fund is subject to the following principal investment risks:

     . Stock market volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.

     . Foreign exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently than the U.S. market.

     . Issuer-specific changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

     When a shareholder sells shares they may be worth more or less than what the shareholder paid for them, which means that the shareholder could lose money.

--------------------------------------------------------------------------------

                                FUND PERFORMANCE

     This table shows actual effective annual rates of return for each of the Variable Funds for periods ending December 31, 2004. Please note that past rates of return does not necessarily show future performance.

     This table takes into account each Variable Fund's management fee and operating expenses. This table does not take into account mortality and expense charges, monthly insurance charges, or monthly certificate expense charges (see pages 11-14). These charges, if taken into account, would lower each Variable Fund's performance.

                                                                                            Fund
                                                                               From      Inception
Fund Name                                      1 Year   5 Years   10 Years   Inception      Date
--------------------------------------------   ------   -------   --------   ---------   ----------
CIGNA Fixed Account ...........................  4.00%     4.91%      5.42%       6.34%  01/01/1988
PIMCO PVIT Money Market Portfolio .............  1.06%      n/a        n/a        2.55%  04/10/2000
Fidelity VIP Investment Grade Bond Portfolio ..  4.46%     7.90%      7.60%       7.60%  12/05/1988
Fidelity VIP Asset Manager Portfolio ..........  5.47%     0.91%      8.02%       8.77%  09/06/1989
Dreyfus Stock Index Fund ......................  3.97%    (4.76)%    10.13%       9.00%  01/04/1993
Fidelity VIP Equity-Income Portfolio .......... 11.53%     4.46%     11.31%      11.14%  10/09/1986
American Century VP Capital Appreciation ......  7.58%    (4.34)%     4.58%       6.99%  11/20/1987
Fidelity VIP Overseas Portfolio ............... 13.64%    (3.70)%     6.32%       6.62%  01/28/1987

                                 INVESTMENT RISK

     We do not guarantee that the investment objective of any of the Funds will be met. You bear the complete investment risk for your Cash Value invested in any Variable Fund. Each of the Variable Funds involves investment risk, which varies greatly among the Variable Funds. You should read each Fund's prospectus with care, and understand each Variable Fund's risk, before making or changing your investment choices.

     The shares of each Variable Fund are issued only in connection with qualified pension and profit sharing plans, variable life insurance policies, and variable annuity contracts. We do not believe there is any harm to Certificate owners that the shares are also held in connection with annuities and qualified plans. However, if a significant and irreconcilable conflict were to occur, a separate account might withdraw its entire investment in a Variable Fund. This might force the Variable Fund to sell its portfolio securities at unfavorable prices.

New Funds

     We may, from time to time, make available additional Variable Funds for the Policies. We may set limits on investments in these Variable Funds.

Substitution or Elimination of Funds

     We may eliminate any Variable Fund, or substitute another Variable Fund, if a Fund is no longer available for investment by the Separate Account, or if we believe further investment in that Variable Fund would not be appropriate. The SEC and state insurance departments must approve the change, and may impose requirements, including notice.

     In addition, funds available for investment may be limited by agreement with group policyholders.

Fund Participation Agreements

     We have entered into agreements with the Variable Funds to make the Variable Funds available under the Policies. We provide services in connection with the shares of each Variable Fund held by the Separate Account. In some cases, we may be paid for these services.

Investment Advisers

     The Investment Companies and their investment advisers are:

     Fidelity VIP Equity-Income Portfolio and Fidelity VIP Overseas Portfolio are portfolios of the Variable Insurance Products Fund; and Fidelity VIP Asset Manager Portfolio and Fidelity VIP Investment Grade Bond Portfolio are portfolios of the Variable Insurance Products Fund.

     Fidelity Management & Research Company is the investment adviser to these Funds.

     American Century VP Capital Appreciation is a portfolio of American Century Variable Portfolios, Inc.

     American Century Investment Management, Inc. is the investment adviser to this Portfolio.

     PIMCO Money Market Portfolio is a portfolio of the PIMCO Variable Insurance Trust.

     PIMCO is the investment adviser to PIMCO Variable Insurance Trust (PVIT).

     Dreyfus Stock Index Fund is a fund of the Dreyfus Family of Funds.

     The Dreyfus Corporation is the investment adviser to the Dreyfus Stock Index Fund.

                           ELIGIBILITY AND ENROLLMENT

Who is Eligible

     The Policy is a Group Policy, which may be issued to an employer, a labor union, a trustee or some other group eligible under state law. Certificates under the Group Policy can be bought by employees or members who are in eligible classes set forth in the Group Policy.

     Certificates may also be available to Retired Employees, and Spouses of employees or members. Details on who is eligible will be shown in your brochure. The amounts of coverage that are available will be shown in the brochure.

     We will not issue any Certificate to any person if we believe the Policy is not a suitable investment for that person.

Participation Requirements

     We will not issue any Certificate unless a minimum number or percentage of eligible persons in the Group apply for insurance. These minimums will be set before Certificates are offered to employees or members.

                                PREMIUM PAYMENTS

     When you apply for a Certificate, you must choose:

     .    How much premiums to pay;

     .    How premiums are to be paid; and

     . How your premiums will be allocated to the Variable Funds and/or the Fixed Account.

     Your monthly premium must, when you first apply, be at least enough to cover your monthly insurance and expense charges. The first premium is due on your Certificate's effective date.

     You may increase your premiums, or make lump-sum premium payments, up to the limits permitted by the Internal Revenue Code for life insurance policies. We will notify you if any premium payment would cause your Certificate to become a Modified Endowment Contract, as defined in Section 7702A of the Internal Revenue Code. Unless you agree in writing to permit your Certificate to become a Modified Endowment Contract, we reserve the right to refund any excess premium payment to preserve the status of your Certificate. See Tax Matters, page 23, for more information.

     If you have Cash Value, you may reduce premiums or stop them altogether, and monthly charges will be deducted from your Cash Value. If at any time your Cash Value is less than the amount needed to pay monthly charges, your Certificate will lapse (terminate) after a grace period.

     For employees, premiums are usually paid by payroll deduction. In other cases, including employees no longer actively at work, direct billing of premiums is available.

     You may also make lump-sum premium payments, which must be at least $25. Unless we agree, if there is a loan outstanding, any lump-sum premium will first be used to repay the loan.

     All premiums paid directly are deemed to be received when we actually receive the payment at our customer payment address.

     Premiums paid by payroll deduction are deemed to be received when we confirm we have received a wire transfer to our Group Variable Universal Life premium account. We must, at least two business days before the wire transfer, receive the data we require to allocate premiums to individual Certificates. Please note that payroll deduction may involve delays because of reconciliation by the employer and coordination of payroll cycles with monthly premium due dates.

     Section 7702 of the Internal Revenue Code limits the amount of premiums which can be paid under flexible premium life insurance policies (see Tax Matters, page 23, for more information). We may refuse to accept any premium if it would cause the Policy not to qualify as a life insurance policy under
Section 7702. If a premium payment would cause your Certificate not to qualify as a life insurance policy, we may ask you to increase your coverage. We will ask you to provide proof of good health, at your expense, to qualify for this increase. If you do not apply to increase your coverage, or we do not approve your request, we will return any excess premiums without interest.

                                FEES AND CHARGES

Premium Charge

     All premium payments are subject to a charge which covers state insurance premium taxes, and federal income taxes under Section 848 of the Internal Revenue Code (dealing with deferred acquisition costs). This charge will be stated in the Group Policy but will not be more than 5.00%.

     We may choose to waive part of this charge equal to the state premium tax for any cash value received under a life insurance policy or certificate underwritten by us or one of our affiliates, which is assigned to us as part of an exchange of life insurance policies subject to Section 1035 of the Internal Revenue Code.

     State premium taxes vary from state to state and range from 0.00% to 3.00%. A portion of the premium charge reflects an average of state premium taxes.

Monthly Insurance Charges

     We will make a monthly deduction from your Cash Value for the cost of life insurance and any other benefits provided under the Group Policy. The cost of life insurance will depend on your age on your last birthday as of the last Policy Anniversary. The cost may also depend on whether you are a smoker. This cost may also include amounts to reimburse us for administrative expenses, agent commissions, and profit, but will never exceed the maximum rates shown in the tables below.

     The monthly rates at the time you apply for insurance will be shown in the brochure. These rates may depend on the following risk factors:

     .    The Group Policyholder's industry.

     .    The number of eligible persons.

     .    The age, sex and occupation of the eligible persons.

     . The prior claims experience of group life insurance plans sponsored by the Group Policyholder.

     . Expenses of the Group Policy, including commissions to agents or brokers.

     .    Our prior claims experience under the Group Policies.

     .    Other factors which we believe affect our risk under the Group Policy.

     We may change these rates from time to time. However, the monthly cost of life insurance (not including other benefits) will never exceed the maximum rates shown below. These guaranteed maximum rates are based on 150% of the 1980 Commissioners Standard Ordinary Male Mortality Tables, Age Last Birthday.


1. If the Group Policy provides for the same rates for smokers and nonsmokers, the rates will not exceed these rates (based on attained age, per $10,000 per month):

Age  Rate  Age  Rate  Age  Rate   Age  Rate   Age   Rate   Age    Rate
---  ----  ---  ----  ---  -----  ---  -----  ---  ------  ---  -------
 16  1.99   30  2.19   44   5.47   58  17.86   72   64.67   86   243.05
 17  2.15   31  2.25   45   5.92   59  19.44   73   71.72   87   264.86
 18  2.27   32  2.34   46   6.41   60  21.20   74   79.51   88   287.59
 19  2.35   33  2.44   47   6.93   61  23.20   75   87.89   89   311.42
 20  2.37   34  2.56   48   7.48   62  25.45   76   96.76   90   336.81
 21  2.37   35  2.71   49   8.10   63  27.98   77  106.02   91   364.47
 22  2.35   36  2.90   50   8.78   64  30.79   78  115.76   92   395.85
 23  2.30   37  3.11   51   9.57   65  33.82   79  126.29   93   434.54
 24  2.25   38  3.35   52  10.45   66  37.08   80  138.01   94   488.72
 25  2.19   39  3.63   53  11.46   67  40.53   81  151.28   95   575.26
 26  2.15   40  3.94   54  12.58   68  44.27   82  166.45   96   732.95
 27  2.14   41  4.28   55  13.78   69  48.41   83  183.54   97  1061.50
 28  2.12   42  4.64   56  15.06   70  53.10   84  202.21   98  1508.68
 29  2.15   43  5.04   57  16.42   71  58.48   85  222.14   99  1508.68

2. If the Group Policy provides for different rates for smokers and nonsmokers, the rates for nonsmokers will not exceed these rates (based on attained age, per $10,000 per month):

Age  Rate  Age  Rate  Age   Rate  Age   Rate  Age   Rate   Age    Rate
---  ----  ---  ----  ---  -----  ---  -----  ---  ------  ---  -------
 16  1.80   30  1.80   44   3.85   58  13.47   72   56.30   86   229.11
 17  1.92   31  1.84   45   4.15   59  14.89   73   62.85   87   251.08
 18  2.01   32  1.87   46   4.49   60  16.47   74   70.23   88   274.01
 19  2.07   33  1.94   47   4.87   61  18.22   75   78.33   89   297.98
 20  2.10   34  2.01   48   5.26   62  20.21   76   86.88   90   323.32
 21  2.09   35  2.10   49   5.68   63  22.45   77   95.91   91   350.22
 22  2.06   36  2.21   50   6.15   64  24.99   78  105.34   92   380.00
 23  2.01   37  2.35   51   6.70   65  27.79   79  115.44   93   414.73
 24  1.96   38  2.50   52   7.33   66  30.84   80  126.61   94   460.55
 25  1.90   39  2.67   53   8.08   67  34.12   81  139.18   95   529.23
 26  1.85   40  2.86   54   8.93   68  37.65   82  153.57   96   647.36
 27  1.82   41  3.09   55   9.90   69  41.46   83  170.06   97   885.25
 28  1.80   42  3.31   56  10.98   70  45.73   84  188.34   98  1473.40
 29  1.80   43  3.58   57  12.16   71  50.63   85  208.14   99  1508.68


3. If the Group Policy provides for different rates for smokers and nonsmokers, the rates for smokers will not exceed these rates (based on attained age, per $10,000 per month):

Age  Rate  Age  Rate  Age  Rate   Age  Rate   Age   Rate   Age    Rate
---  ----  ---  ----  ---  -----  ---  -----  ---  ------  ---  -------
 16  2.35   30  2.62   44   7.16   58  24.16   72   78.42   86   259.07
 17  2.56   31  2.70   45   7.86   59  26.07   73   86.07   87   279.08
 18  2.71   32  2.80   46   8.56   60  28.21   74   94.51   88   299.20
 19  2.81   33  2.94   47   9.33   61  30.63   75  103.50   89   319.44
 20  2.89   34  3.09   48  10.14   62  33.33   76  113.44   90   340.09
 21  2.91   35  3.29   49  11.03   63  36.49   77  123.66   91   364.81
 22  2.89   36  3.51   50  12.02   64  39.95   78  134.04   92   392.00
 23  2.82   37  3.81   51  13.12   65  43.71   79  144.93   93   423.51
 24  2.76   38  4.13   52  14.36   66  47.62   80  156.75   94   465.41
 25  2.67   39  4.50   53  15.77   67  51.69   81  169.90   95   529.23
 26  2.60   40  4.94   54  17.30   68  55.89   82  184.77   96   647.36
 27  2.56   41  5.43   55  18.92   69  60.60   83  201.61   97   885.25
 28  2.55   42  5.95   56  20.63   70  65.82   84  219.94   98  1473.40
 29  2.57   43  6.54   57  22.39   71  71.70   85  239.24   99  1508.68

     Monthly charges for insurance are due on the first day of each month. Charges will be deducted on or after the due date. This date may vary from month to month. Unless we have required that an amount of premium equal to these charges be placed in the Fixed Account, we will deduct these charges from each Fund and the Fixed Account in proportion to the balance of each Fund and the Fixed Account.

Monthly Certificate Expense Charges

     We will make a monthly deduction from your Cash Value for a Certificate administrative charge. This charge covers the cost of premium billing and collection, Certificate value calculation, transaction processing, periodic reports and other expenses.

     This charge will vary depending on the Group Policyholder, including the number of eligible persons and the expected costs of administering the Certificates under the Group Policy.

     We may change the monthly administrative charge. However, this charge will not exceed:

     . $6.00 per month, for Certificates having Cash Value (net of loans) of more than zero but not more than $10,000.

     . $5.00 per month, for Certificates having no Cash Value, or having Cash Value (net of loans) of more than $10,000.

     Monthly administrative charges are due on the first day of each month. Charges will be deducted on or after the due date. This date may vary from month to month. Unless we have required that an amount of premium equal to these charges be placed in the Fixed Account, we will deduct these charges from each Fund and the Fixed Account in proportion to the balance of each Fund and the Fixed Account.

Daily Charges on Fund Balances

     We make a daily charge on Fund balances to cover mortality and expense risks. This charge is currently 0.45% per year. We may change this charge from time to time, but it will never be more than 0.90% per year.

     This charge pays us for the risks that:

     . The group insured will, on average, live for shorter periods of time than we estimated.

     . The cost of issuing and administering Certificates may be more than we estimated.

     We assume the risk that the actual costs and assumed risks will be more or less than this charge.

     Each Fund makes a daily charge for management fees. These charges will affect the investment results for the Fund. These charges are shown above under FUND EXPENSES.

Transaction Fees

     A fee of $25.00 (or 2% of the amount of the surrender, if less) is charged for the following transactions:

     .    A full surrender of your Certificate.

     .    A partial surrender of your Certificate.

     . Each transfer of Cash Value between Funds, in excess of 12 transfers per Policy Year.

     We may waive this fee in some cases. This will depend on the nature of the Group, including the number of insured persons and the expected costs of administering the Group Policy.

                    TERMINATION, REINSTATEMENT AND CONVERSION

Termination of the Group Policy

     Either we or the Group Policyholder may terminate the Group Policy at any time on 60 days' written notice to the other. We may agree with the Group Policyholder that the Group Policy may not be terminated for a minimum period of time.

     We may agree with the Group Policyholder to change the terms of the Group Policy. We may also change insurance and expense charges at any time. This will be subject to the limits shown in this Prospectus.

     If the Group Policy is terminated, your coverage will end, except where the Group Policy provides for PORTABILITY (described below).

Termination of Employment or Membership

     Coverage under the Group Policy is only available to employees or members who are in an eligible class described in the Group Policy. If you are no longer in an eligible class, your coverage will end, except where the Group Policy provides for PORTABILITY (described below).

Portability

     If you have more than $250.00 of Cash Value (net of any loans), you may choose to keep your Certificate in force if the Group Policy is terminated, or if you are no longer in an eligible class.

     The Group Policy may also provide that Certificates may be kept in force if you are no longer eligible for these reasons:

     .    Retirement.

     .    Leave of absence.

     .    Termination of employment.

     If the Group Policy permits issuing Certificates to spouses of employees or members, the Group Policy may also provide that Certificates may be kept in force if your spouse is no longer eligible for these reasons:

     .    Termination of your employment.

     .    Your death.

     .    Divorce.

     The Group Policy may also provide that Certificates may be kept in force if the Group Policy is terminated. This will not apply to persons who are eligible to be insured under a replacement group policy.

     Monthly insurance and administrative charges may be higher for persons who choose to keep their Certificates in force under these provisions. These charges will not, however, be higher than the guaranteed maximum charges shown in this Prospectus.

Conversion Privilege

     If your Certificate terminates for any reason other than lapse or surrender, and if you are not eligible to keep your Certificate in force under the above portability provisions, then you may obtain an individual life insurance policy.

     This converted life insurance policy will:

     . Be on a form of life insurance we are then offering to persons of your age, in the amount for which you are applying.

     .    Not be term life insurance.

     .    Not include disability waiver of premium or other extra benefits.

     The amount of converted life insurance will not exceed the lesser of:

     . Your life insurance coverage amount under the Group Policy, minus any group life insurance for which you become eligible within 31 days of termination.

     . $10,000, if you convert because the Group Policy is terminated, or amended so that you are no longer eligible.

     If your coverage ends because the Group Policy is terminated, or amended so that you are no longer eligible, you may not convert unless you have been insured under the Group Policy for at least three years.

     To convert, you must apply to our Customer Service Center within 31 days of termination, and pay the required premium. You do not need to provide proof of good health.

Full Surrenders

     You may surrender your Certificate at any time by returning the Certificate, with a written and signed request for a full surrender, to our Customer Service Center. We will pay your Cash Value, as of the Valuation Day on which the surrender is received in good order, minus:

     . A surrender charge of $25.00, or 2% of the cash value if less, during the first 20 Policy Years.

     .    Any outstanding policy loan balance.

     You may also make a partial surrender (see partial surrenders on page 21 for details).

Lapse

     If there is not enough Cash Value to cover a monthly insurance or administrative charge, your Certificate will terminate (lapse), unless you make a payment within the grace period provided in the Group Policy. We will notify you at least 61 days before the end of the grace period.

     If you allocate your premium payments to one or more of the Variable Funds, it is possible that your cash value at the time we deduct monthly charges will not be enough to cover monthly insurance and expense charges if shares in the Variable Funds decline in value after your premium is received. Unless you have sufficient Cash Value, you may be required to pay additional premium to keep your insurance in force.

Reinstatement

     If your Certificate lapses, you may apply to have it reinstated at any time up to three years after the date of lapse. We may require you to provide proof of good health at your expense. We may also require you to pay insurance and expense charges for two months prior to the date of reinstatement. Also, if you had a Certificate loan in force on the date of lapse, you must pay loan interest from the date of lapse.

     Reinstatement will be effective when we approve your application and any proof of good health and receive the required payment. This effective date will apply for purposes of the suicide and incontestability provisions of the Group Policy.

     If your coverage lapses while you are on a leave of absence covered by the Family and Medical Leave Act, or Uniformed Services Employment and Re-employment Rights Act, you may reinstate your Certificate within 31 days of your return to work, without providing proof of good health.

                             LIFE INSURANCE BENEFITS

     When you apply, you must choose an amount of life insurance coverage as follows. The choices will depend on the terms of the Group Policy, as agreed to by the Group Policyholder, and are subject to the following:

     .    The coverage amount will be a multiple of your annual compensation.

     .    The coverage amount will not be less than $10,000.

     . The coverage amount will not be more than the lesser of 10 times your annual compensation, or a fixed amount.

     .    Amounts and choices may be limited by state law.

Guaranteed Issue Amounts

     If you apply for insurance during the open enrollment period, we and the Group Policyholder may allow you (and your family members, if eligible) to buy a certain amount of life insurance coverage (the guaranteed issue amount) without answering health questions or providing proof of good health.

     The open enrollment period will be agreed to by us and the Group Policyholder and will be at least 31 days.

Proof of Good Health

     You will be required to provide proof of good health:

     .    If you apply for more life insurance than the Guaranteed Issue Amount.

     .    If you apply for an increase in your life insurance coverage amount.

     . If you apply for insurance after the end of the open enrollment period.

Effective Date of Coverage

     If you apply during the open enrollment period, the coverage you apply for (up to the Guaranteed Issue Amount) will begin on the later of:

     .    The date you become eligible; and

     .    The date your application is received at our Customer Service Center.

     Coverage will not begin until we approve your application and proof of good health, in these cases:

     .    Any amount of coverage that exceeds the Guaranteed Issue Amount.

     .    Any request to increase your amount of coverage.

     . Any application not received within 31 days after you first become eligible.

     If you are not actively at work on the date your coverage would otherwise begin, your coverage will not begin until the date you return to work.

     If your spouse is disabled, or if your spouse or child is confined in a hospital or confined at home under medical care, that person's coverage will not begin until that person is no longer disabled or the confinement ends.

     If coverage is delayed more than 90 days due to these conditions, you will need to make a new application and provide proof of good health.

Changing the Coverage Amount

     You may change your life insurance coverage amount by making a request in writing to our Customer Service Center.

     You must provide proof of good health to increase life insurance coverage, except in these cases:

     . Increases under the Automatic Increase Option, if provided for in the Group Policy.

     . If the Group Policy provides, an increase of one times your annual compensation made within 31 days of a qualifying Life Status Change, as defined in the Group Policy.

     You may also decrease your life insurance coverage amount. You may not decrease the coverage amount below $10,000 (or a lower amount, if required by state law). You may not decrease your coverage amount below the lowest amount which will meet the definition of a Life Insurance Policy under Section 7702 of the Internal Revenue Code (See Tax matters, page 23).

Automatic Increase Feature

     If the Group Policy provides an Automatic Increase Feature, and if you choose this feature, your life insurance coverage will be increased on each Policy Anniversary to reflect increases in your compensation since the last Policy Anniversary.

     You do not need to provide proof of good health. There may be limits on the amount or percentage of any increase. This feature will terminate if you change your coverage amount to an amount which is not a multiple of your compensation.

     The cost of this feature, if provided by the Group Policy, is included in the Applicable Monthly Insurance Charge.

Life Insurance Death Benefit

     If you die, we will pay a life insurance benefit to your beneficiary. This benefit will be the total of:

     .    Your life insurance coverage amount.

     .    Your Cash Value, as of the date of death.

     The life insurance benefit will be reduced by any Accelerated Payment Benefit that has been paid. Any outstanding loans, including loan interest, and premiums due, will also reduce the life insurance benefit we will pay.

     We will pay the death benefit in a lump sum within 7 days after we receive, at our Customer Service Center, due proof of death and other information to confirm that the claim is covered. Payment may be delayed if:

     .    The proper beneficiary cannot be identified or located.

     .    The beneficiary is a minor or not able to give a valid release.

     . The Certificate is being contested due to misstatements on the application, or other valid reasons.

     .    A release needs to be received from any tax authority.

     . Any other reason that would prevent timely payment of the benefit. Interest will be paid if we believe it is required by state law.

     The life insurance benefit will never be less than the minimum amounts shown in the Table below. If the amount shown in the table below is more than the total of your life insurance coverage amount and your Cash Value, we may do any of the following:

     . Require you to increase your life insurance coverage amount, and provide proof of good health.

     .    Require you to surrender some of your Cash Value.

     .    Refuse to take premium payments.

       Percent         Percent         Percent         Percent         Percent         Percent
Age      of      Age     of      Age     of      Age     of      Age     of      Age     of
at      Cash     at     Cash     at     Cash     at     Cash     at     Cash     at     Cash
Death   Value   Death   Value   Death   Value   Death   Value   Death   Value   Death   Value
-----  -------  -----  -------  -----  -------  -----  -------  -----  -------  -----  -------
0-40     250%    47      203%    54      157%    61      128%    68      117%   75-90    105%
41       243%    48      197%    55      150%    62      126%    69      116%   91       104%
42       236%    49      191%    56      146%    63      124%    70      115%   92       103%
43       229%    50      185%    57      142%    64      122%    71      113%   93       102%
44       222%    51      178%    58      138%    65      120%    72      111%   94       101%
45       215%    52      171%    59      134%    66      119%    73      109%   95-99    100%
46       209%    53      164%    60      130%    67      118%    74      107%

Misstatement of Age

     If a person's age has not been correctly reported, all benefits will be adjusted to equal the benefits that would have been provided, based on the person's correct age and the amount of insurance charges paid.

Suicide

     If you commit suicide within two years of the effective date of your Certificate, the death benefit will not be paid. Instead, we will refund all premiums that were paid, minus:

     .    Any Policy loan amount; and

     .    Any partial surrender payments made.

The Beneficiary

     The life insurance death benefit is paid to your beneficiary. You must choose a beneficiary when you apply for a Certificate.

     You may change the beneficiary at any time prior to your death. Unless the existing beneficiary is an irrevocable beneficiary, you do not need the beneficiary's consent. The change must be in writing, must be signed by you (or by the Owner, if you have assigned your Certificate), must be in a form acceptable to us, and must be recorded by our Customer Service Center. A change of beneficiary will be effective on the date it was signed. However, the change will not affect any payment we make or action we take before the change is recorded.

     Unless you direct otherwise:

     . If a beneficiary dies before you, that beneficiary's share will be paid to the other beneficiaries.

     . If you choose more than one beneficiary, the beneficiaries will be paid equal shares.

     If you have not chosen a beneficiary, or if there is no beneficiary alive when you die, we will pay:

     .    Your spouse, if living.

     .    If not, in equal shares to your living children.

     .    If there are none, in equal shares to your living parents.

     . If there are none, in equal shares to your living brothers and sisters.

     .    If there are none, to your estate.

                           ADDITIONAL BENEFIT OPTIONS

     The benefit options below are available as options for the Group Policyholder. Depending on the plan chosen by the Group Policyholder, these benefits may be available or may be included in the Certificates available to you. There may be an additional charge for these benefits.

Accidental Death, Dismemberment and Injury

     The Group Policy may include one of three Accident Benefit Riders. These riders pay an additional benefit for death or certain injuries that are caused by an accident, and from no other cause, within 90 days of the accident, and while coverage is in force.

     The three options are:

     1. An additional death benefit equal to the life insurance coverage amount.

     2. The above, plus a benefit (equal to a percentage of the life insurance coverage amount) for loss of a hand, loss of a foot, total loss of sight in an eye, or loss of the thumb and index finger of the same hand.

     3. The above, plus a benefit (equal to a percentage of the life insurance coverage amount) for total loss of speech, total loss of hearing, paraplegia, hemiplegia or quadriplegia.

     If an accident results in more than one loss, the additional benefit will not be more than the life insurance coverage amount. The Group Policy may provide that this benefit is available to your family members as well.

     This benefit is subject to Exclusions which are contained in the Certificate, and which will be described in the brochure.

     The cost of this feature, if provided by the Group Policy, is included in the Applicable Monthly Insurance Charge.


Waiver of Cost of Insurance Due to Disability

     The Group Policy may provide that some charges will not be deducted if you become totally disabled before reaching age 60, and remain totally disabled for the number of months (at least six but not more than 12) required by the Group Policy.

     If the Group Policy provides this benefit, these charges will not be deducted:

     .    Your monthly charge for life insurance.

     .    Your monthly Certificate administrative fee.

     . Any premiums for term life insurance on your spouse or children. (You may not add child life insurance after you have become disabled.)

     Any of these charges deducted after you became totally disabled will be refunded. These charges WILL continue to be deducted:

     .    Any charges on account of premiums paid after you become disabled.

     .    Any charges under a Certificate issued to your spouse.

     .    Any charge for additional benefits.

     You must provide proof that you are totally disabled:

     .    Not more than 12 months after you first become disabled.

     . After that, whenever we ask for proof, but not more than once a year after two years.

     We must also receive proof that you were totally disabled through the date of your death, within 12 months of your death.

     You will be deemed totally disabled if you cannot do any work for wage or profit, due to sickness or injury.

     You may not increase your life insurance coverage amount while charges are being waived.

     Waiver of charges will end if:

     .    You reach age 65.

     .    You fail to provide proof of disability when we request.

     .    You surrender your Certificate.

     The cost of this feature, if provided by the Group Policy, is included in the Applicable Monthly Insurance Charge.

Paid-Up Life Insurance

     The Group Policy may allow you to use all or part of your Cash Value (less any loan amount, including loan interest) to buy paid-up life insurance under a separate policy.

     The premium for paid-up life insurance will be based on the guaranteed maximum cost of insurance under the Group Policy, and the minimum guaranteed rate of interest for the Fixed Account.

     You do not need to provide proof of good health. Your life insurance coverage amount under the Group Policy will be reduced by the amount of paid-up life insurance you buy.

Accelerated Payment Benefits

     The Group Policy may provide for one or more of the following three options:

     1. A lump sum benefit equal to the percentage stated in the Group Policy of your life insurance coverage amount, if you become Terminally Ill. At least two physicians (not affiliated with each other) must certify that you are expected to live less than 12 months. We may require other medical proof that you are terminally ill.

     2. A benefit for confinement in a Nursing Care or Custodial Care Facility. To receive this benefit, you must:

     . Have an IMPAIRMENT, as defined in the Group Policy (this generally means the inability to perform two or more defined activities of daily living, or disability due to Alzheimer's Disease or similar conditions).

     . Be confined for at least 90 days in a Nursing Care or Custodial Care Facility, as defined in the Group Policy.

     . Provide certification by two physicians (not affiliated with each other) that you are expected to need confinement for the rest of your life.

     This benefit will be paid either as:

     . A lump sum benefit equal to the percentage stated in the Group Policy of your life insurance coverage amount; or


     . Monthly payments which total the lump sum benefit percentage provided in the Group Policy.

     3. A lump sum benefit equal to the percentage stated in the Group Policy of your life insurance coverage amount, if you are diagnosed with one or more of the following Specified Diseases, as defined in the Group
          Policy:

     .    Life threatening cancer.

     .    Heart attack.

     .    Kidney failure.

     .    Stroke.

     .    Organ transplants.

     .    Acquired Immune Deficiency Syndrome (AIDS).

     A physician must certify the diagnosis. We may require other medical proof.

     Only one of these three benefits may be claimed. This benefit will end when one of the benefits is paid. Your life insurance coverage amount will be reduced by the amount of this benefit paid. Monthly insurance charges will still be payable based on the life insurance coverage amount before the reduction.

     The cost of this feature, if provided by the Group Policy, is included in the Applicable Monthly Insurance Charge.

Seat Belt Benefit

     The Group Policy may provide for an extra benefit of 10% of your life insurance coverage amount (but not more than $10,000) if you die as a result of an accident while driving or riding in a private passenger car and properly wearing your seat belt. Proper use of the seat belt must be certified in the official accident report.

     The cost of this feature, if provided by the Group Policy, is included in the Applicable Monthly Insurance Charge.

Life Insurance for Family Members

     The Group Policy may include life insurance coverage options for your spouse and dependent children. These options may include:

     . The option for your spouse to buy his or her own variable life insurance Certificate (including the right to build Cash Value in the Variable Funds and/or the Fixed Account).

     .    The option for you to buy term life insurance coverage on your spouse.

     . The option for you to buy term life insurance coverage on your dependent children.

     Eligibility requirements for children will be set forth in the Group Policy, and may include:

     . Age limits (including a higher age limit for full time students or handicapped children).

     .    A requirement that the child be unmarried.

     .    A requirement that the child be dependent.

     Life insurance coverage for spouses will be subject to these limits:

     .    Coverage may not exceed three times your annual compensation.

     .    Coverage may not exceed $100,000.

     .    Coverage may be subject to lower limits under state law.

     Term life insurance coverage on a spouse or dependent child will end when:

     .    The spouse or child is no longer eligible.

     .    Your Certificate terminates.

     .    You choose to terminate the coverage.

     . A spouse or child chooses to buy a variable life insurance Certificate (if permitted by the Group Policy).

                               CASH VALUE FEATURES

How Your Certificate is Valued

     Your Cash Value consists of the total value invested in all of the Variable Funds and in the Fixed Account.

     When premiums are allocated to one of the Variable Funds, Units of the Variable Fund are Bought at the Unit Value of the Variable Fund as of the current Valuation Day.

     When monthly deductions, surrenders and transfers are made, or when transaction fees are charged, Units of the Variable Fund are Sold at the Unit Value of the Variable Fund as of the current Valuation Day.

     Valuation Day means any day on which trading on the New York Stock Exchange is open, other than any day on which the Exchange is restricted, or a day on which the SEC has determined that an emergency exists which prevents valuing or trading securities. We reserve the right to provide that any day which is a scheduled office closing holiday for our Customer Service Center will not be a Valuation Day. All valuations shall be made as of the close of trading on a Valuation Day (currently 4:00 p.m., Eastern Time). The Friday after Thanksgiving is the only scheduled office closing holiday on which the New York Stock Exchange is open.

     The Unit Value of each Variable Fund will increase or decrease based on the investment performance of the Variable Fund. The Unit Value as of each Valuation Day is equal to the Unit Value as of the last Valuation Day, multiplied by the Investment Factor, which measures the Variable Fund's investment performance (net of expenses) since the last Valuation Day.

     The Investment Factor as of each Valuation Day is figured as follows:

     1. The Net Asset Value per share of the Variable Fund as of the Valuation Day; plus

     2. The per-share amount of any distribution declare by the Variable Fund, if the "ex-dividend" date is after the last Valuation Day (and we will reinvest any distribution in shares of the Variable Fund); minus

     3. The per-share amount of any taxes imposed on the Separate Account since the last Valuation Day; minus

     4. The Daily Charge on Fund Balances for mortality and expense risks, multiplied by the number of days since the last Valuation Day; divided by

     5. The Net Asset Value per share of the Variable Fund as of the last prior Valuation Day.

     As of each Valuation Day, your Cash Value invested in each Variable Fund equals the number of Units multiplied by the Unit Value.

     Your Cash Value in the Fixed Account as of each day is figured as follows:

     1.   Cash Value in the Fixed Account as of the previous day; plus

     2.   Interest at the current interest rate on the above; plus

     3. Transfers into, and premiums allocated to, the Fixed Account since the previous day; minus

     4. Charges deducted from the Fixed Account, and transfers and surrenders from the Fixed Account, since the previous day.

     Your Cash Value in the Fixed Account is guaranteed. However, there is no guarantee that the Cash Value in the Variable Funds will equal or exceed the premiums allocated to the Variable Funds.

     We will provide you, at least annually, with a report which shows:

     . The number of Units of each Variable Fund credited to your Certificate.

     .    The current Unit Value for each Variable Fund.

     .    The Cash Value in each Variable Fund.

     .    The Cash Value in the Fixed Account.

     .    The amount of any outstanding loans.

     You may obtain this information daily from our Customer Service Center.

Policy Loans

     You may obtain a loan from us at any time. Each loan must be for at least $250.00. The total of all loans may not exceed 90% of your Cash Value. We will require you to sign a loan agreement which assigns your Certificate to us as security for the loan.

     We will charge Interest on the loan at an annual rate of 8%. Payment of interest is due on each Policy Anniversary, or when your Certificate is terminated or surrendered. If you do not pay interest within 30 days of the Policy Anniversary, we will add it to the loan, as of the Policy Anniversary.

     When you obtain a loan, or when interest is added to your loan, we will withdraw Cash Value equal to the amount loaned from your Cash Value and place it in a special Loan Account. Unless you direct otherwise in writing, we will make these withdrawals from each Variable Fund in which your Cash Value is invested, and from the Fixed Account, in proportion to the balance of each Fund and the Fixed Account. We will credit interest to this Loan Account at an effective annual rate of at least 6%.

     If your Certificate terminates for any reason, including surrender, lapse, death or termination of the Group Policy, we will use the amount in the Loan Account to repay the loan. If the amount of the loan is greater than the value of the Loan Account, we will reduce the death benefit or surrender amount by the difference.

     Unless you specify otherwise, any amounts paid to our Customer Service Center will be treated as a premium contribution and not as the repayment of any outstanding loan. Because premium contributions are subject to a premium charge, and outstanding loans are subject to interest, it may be to your benefit to request that payments to our Customer Service Center be treated as loan repayments. Loan repayments may not be made from payroll deducted contributions.

     When you repay all or part of any loan, we will transfer the amount of the repayment from the Loan Account to the Variable Funds and the Fixed Account, based on the premium allocation percentage then in force.

     A loan, whether or not it is repaid, will affect the death benefit and the Cash value. This is because the investment results of the Variable Funds and the Fixed Account only apply to the non-loaned part of the Cash Value. The longer a loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Variable Funds or the Fixed Account while the loan is outstanding, this effect could be favorable or unfavorable.

Partial Surrenders

     You may make a partial surrender of your Cash Value at any time by making a written request to our Customer Service Center. The amount of the partial surrender may not be more than 90% of your Cash Value (net of any loan amount), and may not be less than $250.00. A $25.00 transaction fee will be charged, or 2% of the amount of the partial surrender if less, for partial surrenders during the first 20 Policy Years.

     Unless we agree otherwise, we will deduct the amount surrendered and the transaction charge from each Fund and the Fixed Account in proportion to the balance of each Fund and the Fixed Account.

     A partial surrender will not reduce your life insurance coverage amount. Since it reduces your Cash Value, however, it will reduce the death benefit.

                           OTHER IMPORTANT PROVISIONS

Deferral of Payment

     We may defer the payment of any amount from a Variable Fund:

     .    When the New York Stock Exchange is closed;

     .    When required by the Securities and Exchange Commission.

     We may defer the payment of any amount surrendered from the Fixed Account for up to six months. If required by law, we will pay interest.

Fixed Benefit Policy Exchange

     If required by state law, you may exchange your Certificate for a certificate under a fixed benefit Group Universal Life Insurance Policy, within 18 months of your Certificate effective date. This certificate will bear the same effective date as your Certificate under this Policy. If available, the certificate will include any additional benefits provided to you under your Certificate under this Policy. Your Certificate's Cash Value as of the date of the exchange will be transferred to the fixed benefit certificate.

Assignment

     You may transfer, as a gift, all of your rights under your Certificate to any other person, while you are living, by making a written assignment, in a form acceptable to us. The person to whom you assign your Certificate will become the owner of the Certificate, and will have the power to exercise all rights and receive all benefits provided by the Certificate.

     We will not be bound by any assignment until we receive and record it at our Customer Service Center. We are not responsible for the validity of any assignment. We may refuse to record any assignment where we believe:

     .    The assignment would not be permitted by law; or

     .    The assignment would increase our duties or risks.

     We issue Certificates in reliance on the statements you make in your application, and on any proof of good health that you provide. We may rescind your Certificate, to the extent permitted by law, if the information on which we relied is incorrect.

     No statement will be used to rescind your Certificate or deny a claim, unless you die within two years of your Certificate effective date.

     If your life insurance coverage amount was increased, or if your Certificate was reinstated, no statement will be used to contest the increase or the reinstatement, unless you die within two years of the effective date of the increase or reinstatement.

State Variations

     The terms of the Policy may vary from state to state, due to the requirements of state law.

Nonparticipating Policies

     The Group Policy is a nonparticipating policy, and is not entitled to share in our surplus or profits.

Dollar Cost Averaging

     If you have Cash Value of at least $3,000 in the PIMCO Money Market Portfolio, you may choose to take part in this program. Under this program, Cash Value is reallocated between the Variable Funds every month. This may reduce the impact of market fluctuations, when compared to making reallocations less frequently. Since the same dollar amount is transferred each month, more Units of each Variable Fund are bought if the Unit Value is low, and fewer are bought if the Unit Value is high. As a result, over the long term, a lower average cost per unit may be obtained. This plan allows you to take advantage of market fluctuations, while reducing the risk of short term price fluctuations. However, it does not guarantee a profit, or protect against a loss in declining markets.

     To elect this program, you must request a Dollar Cost Averaging Election Form and return it to our Customer Service Center. This program will begin with the first month after your completed form is received, as long as you have at least $3,000 in the PIMCO Money Market Portfolio.

     All Dollar Cost Averaging transfers will take place as of the first Valuation Day of each month. The minimum amount of any transfer is $250.00. There is no charge for this program. However, each transfer counts toward the 12 free transfers between Funds each Policy Year. A fee will be charged for each extra transfer. We may charge a fee for this service in the future.

     Dollar Cost Averaging will end when:

     .    The number of transfers requested have taken place.

     . There is not enough Cash Value in the PIMCO Money Market Portfolio to make a scheduled transfer.

     .    We receive your written request to terminate the program.

VOTING RIGHTS

     Shareholders of the Variable Funds may have the right to vote those shares at meetings of shareholders of the Funds. While we are the owner of the shares in the Separate Account, we will cast our vote as we are directed by the owners of Certificates.

     We will do this because we believe it is required by current law. We may, however, vote the shares in our own right, if at any time we believe it is permitted by law.

     You will receive any appropriate Proxy Materials and reports. We will request your instructions at least 14 days prior to the shareholder meeting.

     We will vote ALL the shares of a Variable Fund owned by the Separate Account (or abstain from voting) pro rata, based on the written instructions we receive from Certificate owners. Your voting share will be based on your pro rata number of Units invested in a particular Variable Fund. This will be figured as of the record date set by the Variable Fund, which will not be more than 60 days before the meeting. Your voting share will be figured separately for each Variable Fund in which you have invested Cash Value. We will vote on the basis of fractional shares, if necessary.

     The Variable Funds do not hold regular meetings of shareholders.

     We may disregard voting instructions received from Certificate owners, if we are required to do so by state insurance regulators. This may be required if the vote would change the investment objectives of the Variable Fund:

     .    In a way prohibited by state insurance law; or

     .    In a way that would harm the Separate Account; or

     . In a way that would result in overly speculative or unsound investments.

     This may also be required if the vote is to approve or disapprove an investment advisory contract for the Variable Fund.

     If for any reason we do disregard voting instructions from Certificate owners, we will include the reasons for this action in the next annual report to Certificate owners.

                                   TAX MATTERS

     Below is a brief summary of federal tax issues affecting the Group Policy. This summary is based on current federal tax law and regulations, and may be subject to change if there are any changes in those laws and regulations. This is a general summary and should not be relied on as tax advice. For specific advice, please consult a qualified tax advisor.

     All Section references below are to the Internal Revenue Code of 1986, as amended.

Qualification as a Life Insurance Policy

     Section 7702 provides that if certain tests are met, a Policy will be treated as a life insurance contract for federal tax purposes. We will monitor compliance with these tests. As a result, the following federal income tax rules should apply:

     .    Death Benefits should be excluded from the beneficiary's income under
          Section 101(a). This includes any CASH VALUE that is paid as part of the death benefit. This also includes any benefit for accidental death.

     . Increases in Cash Value should not be subject to income tax until it is withdrawn, or until the Certificate terminates.

     . Surrenders of Cash Value should be subject to income tax only to the extent that the total amount received is greater than the total amount of premiums you have paid for the Certificate. See Section 72(e).

     . Policy Loan proceeds should not be subject to tax. However, if your Certificate LAPSES while a policy loan is outstanding, you will be subject to income tax to the extent that your Certificate's Cash Value (including the loan amount) is greater than the total premiums paid.

     . Amounts that you receive while you are Terminally Ill may be excluded from your income under Section 101(g).

     . Benefits for Accidental Injuries should be excluded from your income under Section 105(c).

     . Any other benefit which you receive due to Injury Or Sickness may be excluded from your income under Section 104(a)(3), unless premiums were paid by your employer and not included in your income. See IRS Regulations, Section 1.72-15.

Modified Endowment Contracts

     Section 7702A imposes different rules on policies where the total premiums paid during the first 7 years are more than the premiums that would have been required for the policy's benefits to be paid-up after seven equal annual premiums. These policies are known as Modified Endowment Contracts.

     If, under this test, a Certificate is a Modified Endowment Contract, these special rules apply:

     . Any partial surrender or loan proceeds (including loan proceeds from another lender to whom you have assigned the Certificate as collateral) is subject to income tax to the extent your Certificate's Cash Value is greater than the total premiums paid for your Certificate.

     . Any amount that is subject to income tax under the rule above will also be subject to a 10% penalty tax, unless you (or your assignee, if you have assigned your Certificate) are over age 59 1/2 or are disabled.

     If your Certificate is not a Modified Endowment Contract based on the premiums and life insurance coverage amount when it is issued, we will monitor your premium payments.

     We will notify you if, as a result of premium payments or coverage changes, it appears your Certificate will become a Modified Endowment Contract. Unless you notify us in writing that you are willing to allow your Certificate to become a Modified Endowment Contract, we may refuse any coverage change or refund any excess premiums to prevent the Certificate from becoming a Modified Endowment Contract.

Interest on Policy Loans

     Interest paid on loans for personal purposes is not deductible. While interest paid on loans for business purposes may be deductible, there are strict limits on deducting interest on life insurance policy loans for business purposes. See Section 264. You should consult a qualified tax advisor before taking a policy loan for business purposes.

Alternative Minimum Tax

     If a Certificate is owned by a corporation, then the Alternative Minimum Tax imposed by Section 55 may apply to:

     .    All or part of increases in Cash Value.

     .    Death benefits.

     .    Other distributions.

     See Section 56(c)(1) and Section 56(g)(4)(B).

Diversification Requirements

     Section 817(h) provides that a variable life insurance policy will not enjoy the favorable tax treatment of a life insurance policy unless the investments of the Separate Account are adequately diversified. We believe that the Separate Account meets these requirements.

     In 1986, the IRS stated that it might issue guidelines that would cause a policy to fail to meet these requirements if the Certificate owner has too much control over the Variable Fund investments. The IRS has not issued any guidelines and we do not expect that any such guidelines would adversely affect the policies. If the IRS issues regulations limiting the number of Variable Funds, transfers among funds, etc., we will take whatever steps we can so that the Policies would continue to qualify for favorable income tax treatment as life insurance policies.

Taxation of the Company

     We are taxed as a life insurance company under the Internal Revenue Code. Since the Separate Account is a part of the insurance company, it is not taxed separately as a regulated investment company under Subchapter M.

     We do not expect to incur any federal income tax liability that would be chargeable to the Separate Account. As a result, we do not impose a charge on the Separate Account for federal income taxes. We may impose a charge if at any time we believe that the Separate Account will incur any federal income taxes.

     We may also incur state and local taxes, other than premium taxes. At present, we are paying these taxes, and not charging them to Certificate holders, as they are not significant. We may, however, impose charges on account of these taxes if they increase.

Premium Taxes and Deferred Acquisition Costs

     In general, all premiums (including lump sum premiums) paid for life insurance policies are subject to premium tax under state law. These taxes range from 0.0% to 3.0%.

     We are also subject to federal income tax under Section 848 on account of deferred acquisition costs.

     We will recover all or part of these taxes through the PREMIUM CHARGE (see page 11). Part of these taxes may also be recovered through other charges (such as the monthly cost of insurance).

Other Tax Considerations

     All or part of Policy benefits may also be subject to federal estate and gift taxes, as well as state and local income, estate and inheritance taxes. Policy benefits may also be subject to foreign taxes, if you are subject to foreign taxes. You should consult a qualified tax advisor for advice concerning the tax consequences of buying a Certificate or making transactions under it.

                              THE INSURANCE COMPANY

     Connecticut General Life Insurance Company is a stock life insurance company, incorporated in Connecticut in 1865. Our Home Office mailing address is Hartford, Connecticut 06152; telephone (860) 226-6000. We are licensed to sell group and individual life and health insurance and annuity contracts in all states, the District of Columbia, Puerto Rico and certain foreign countries. We are an indirect wholly owned subsidiary of CIGNA Corporation, Philadelphia, Pennsylvania, and have other affiliates and subsidiaries which are also in the business of insurance.

     The Policies are sold by independent insurance brokers, general agents, and registered representatives of broker dealers who are members of the National Association of Securities Dealers, Inc. ("NASD").

The Separate Account

     We established CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT A (THE SEPARATE ACCOUNT) on May 22, 1995 for the purpose of holding shares of the Funds which support your Cash Value. Under Connecticut law, the income, gains or losses of the Separate Account are credited to policyholders without regard to our other income, gains or losses. The Separate Account is protected against claims of our other creditors, to the extent of our obligations to variable life insurance policyholders funded by the Separate Account. The result is that the investment performance of Certificates invested in the Funds depend on the investment performance of the Funds--and not on the results of our other businesses and investments.

     The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 and meets the definition of a "separate account." The SEC does not supervise the Separate Account or our management or investments. We do not guarantee the investment performance of the Separate Account, or of Policies whose Cash Values are invested in the Separate Account.

     We have other separate accounts which are registered with the SEC as Unit Investment Trusts, for the purpose of funding our variable annuity contracts and other variable life insurance contracts.

     We own all the assets of the Separate Account, which we hold as custodian for the benefit of policyholders whose Cash Values are invested in the Separate Account. All of our obligations under the Policies are our general corporate obligations.

     We may take the following actions with respect to the Separate Account. We will take these actions only as permitted by applicable laws, including obtaining any required regulatory approval.

     .    Add, combine, or remove any Fund.

     .    Create new separate accounts.

     .    Combine the Separate Account with one or more other separate accounts.

     . Operate the Separate Account as a management investment company under the Investment Company Act of 1940, or in any other form permitted by law.

     . Terminate the registration of the Separate Account under the Investment Company Act of 1940.

     .    Use a committee to manage the Separate Account.

     . Transfer assets in any Fund to another Fund, to other separate accounts, or to our general account.

     . Take any actions required to comply with the Investment Company Act of 1940, or to obtain and continue any exemptions from that Act.

Financial Ratings

     We are rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. These ratings are intended to reflect our financial strength or claims-paying ability. They are not based on the investment results or financial strength of the Separate Account. We may advertise these ratings from time to time. We may also advertise comparisons of currently taxable and tax deferred investments, based on selected tax brackets, or discuss other investments and general economic conditions.

                                  OTHER MATTERS

Agreements with Group Policyholders

     We may agree with the Group Policyholder to make changes in the terms of the Group Policy. These changes may include, for example:

     . Agreeing to limit participation in certain of the Variable Funds offered under the Group Policy.

     . Agreeing to specific fees and charges. In no case will these fees or charges be more than the maximum amounts shown in this Prospectus.

     . Agreeing to waive specific fees and charges, in all cases, or only if certain conditions are met.

     . Extending the time periods for exercising certain rights under the Group Policy.

     . Agreeing to limit the conditions under which proof of good health will be required to buy or increase life insurance coverage.

     . Setting forth eligibility requirements for employees or members and their family members.

     .    Other changes permitted by law.

     You will be given information concerning the specific terms of your employer's or union's Group Policy.

State Regulation

     We are subject to insurance laws and regulations of Connecticut, our home state, as well as those of other states where we do business. Each year, we file an annual statement with insurance departments that cover our operations for the prior year, and our financial condition at the end of the prior year.

     State regulation includes periodic review by regulators to determine our contract liabilities and reserves so the insurance department may certify that those items are correct. Our books and accounts are subject to insurance department review at any time, and includes a full examination of our operations at least every five years by the National Association of Insurance Commissioners.

     This regulation does not involve any supervision of our management or investment practices or policies. A blanket bond for $10 million covers all of our officers and employees.

Reports to Certificate Owners

     We will provide you with an annual statement which will show:

     .    Your current life insurance coverage amount.

     .    Your current death benefit.

     .    Your current Cash Value.

     .    Your Cash Value after policy loans are taken into account.

     .    Premiums paid since the last report.

     .    Monthly charges deducted since the last report.

     .    Loan activity and interest since the last report.

     .    The amount of Cash Value in each Variable Fund, and in the Fixed
          Account.

     We will also provide you with an annual report including a financial statement for the Separate Account.

     We will also provide you with a statement of significant transactions, such as:

     .    Changes in life insurance coverage amount.

     . Changes in allocations of premium payments to the Variable Funds and/or the Fixed Account.

     . Transfers among the Variable Funds, or between the Variable Funds and the Fixed Account.

     .    Loans and loan repayments.

     .    Termination and reinstatement.

Legal Proceedings

     We are not involved in, or aware of, any lawsuits or administrative proceedings, which would have a material adverse effect on our ability to meet our obligations under the Certificates.

     Neither the Separate Account, nor Westport Financial Services, LLC, the principal underwriter, is a party to any material lawsuits of any kind.

Experts

     Actuarial opinions regarding the Policies have been provided by Renee Cieslukowski, FSA, MAAA, and are contained in the opinion filed as an exhibit to our Registration Statement, on Ms. Cieslukowski's authority as an expert in actuarial matters.

     Legal matters involving the federal securities laws have been reviewed by Morgan, Lewis & Bockius, LLP, Washington D.C.

     Legal matters related to the Policies have been reviewed by Michael A. James, Chief Counsel, CIGNA Group Insurance, Philadelphia, PA 19192, in the opinion filed as an exhibit to our Registration Statement, given on his authority as an expert in these matters.

     The consolidated financial statements as of December 31, 2003 and 2004, and for each of the years included in this Registration Statement, have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of PricewaterhouseCoopers LLP as experts in auditing and accounting.

Registration Statement

     We have filed a Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933, with respect to the Group Policies. This prospectus does not contain all the information in the Registration Statement (as amended), and its exhibits. You should refer to the Registration Statement for more information.

     The statements in this Prospectus about the Policy are a summary of the Policy. The complete terms of the Policy are contained in the Policy which was filed with the Registration Statement, and the specific terms of the Policy issued to a particular Group Policy will be contained in that Group Policy, which can be inspected at the Group Policyholder's offices.

                                  ILLUSTRATIONS

Below are tables which show how Cash Value and death benefits may vary over time based on investment performance. These tables are based on the following assumptions:

     .    The Certificate was issued at age 40.

     .    The life insurance coverage amount is $100,000.

     .    There are no optional benefits.

     .    The monthly premium is $100.00.

     . There are no premium payments other than the monthly premiums shown in the tables.

     . There are no policy loans, partial surrenders, or changes in coverage amount.

     .    No premiums are allocated to the Fixed Account.

     .    Not more than 12 transfers between Funds are made during a Policy
          Year.

     . Investment management fees and other fund expenses are at an effective annual rate of 0.62% of Cash Value. This is the arithmetic mean of the current fees imposed by the funds, not taking into account any agreements reducing such fees.

     .    No taxes are imposed on the Separate Account.

CURRENT VALUE illustrations are based on the following assumptions:

     . Monthly cost of insurance rates are based on the current cost of insurance rates for active employees insured under the group insurance policy which covers the greatest number of certificateholders. Monthly cost of insurance rates for other group policies will differ. Monthly cost of insurance rates for persons who are not active employees are higher but will not exceed the guaranteed maximum cost of insurance.

     .    Daily charges on Fund balances at an effective annual rate of 0.45%.

     . Premium charges of 2.00% of each premium payment. This is the current charge under the group insurance policy which covers the greatest number of certificateholders.

     . Monthly certificate expense charges of $1.00 per month. This is the current charge under the group insurance policy which covers the greatest number of certificateholders.

     .    GUARANTEED illustrations are based on the following assumptions:

     . Monthly cost of insurance rates are based on the maximum rates permitted by the Policy.

     .    Daily charges on Fund balances at an effective annual rate of 0.90%.

     .    Premium charges of 5.00% of each premium payment.

     . Monthly certificate expense charges of $6.00 per month for each month where Cash Value (net of loans) does not exceed $10,000, or $5.00 per month for each month where Cash Value (net of loans) exceeds $10,000.

The last column of the tables shows the amount which would accumulate if an amount equal to each premium payment illustrated were invested, and earned interest, after taxes, at 5% per year compounded each year.

If investment management fees and other charges against the Funds are taken into account, the actual rates of return shown in these illustrations would be:

GROSS                       GUARANTEED
RATE OF        CURRENT       MAXIMUM
RETURN         CHARGES       CHARGES
0% ............ -1.07%        -1.52%
6% ............  4.93%         4.48%
12% ........... 10.93%        10.48%

If you request, we will provide similar illustrations, showing values based on both current charges and guaranteed maximum charges, based on:

     .    Your age;

     .    Your requested amount of life insurance coverage;

     .    Your requested monthly premium payment.

These illustrations are based on hypothetical rates of return. They are not intended to show actual past or expected future performance. Actual rates of return may be more or less than is shown here. Your actual rate of return will depend on a number of factors, including:

     .    Your investment allocations.

     .    The actual returns of each Variable Fund.

     .    Whether you take Policy loans or make partial surrenders.

A personalized illustration can be obtained from our Customer Service Center by calling 1-800-225-0646.

--------------------------------------------------------------------------------------------------------------
                          ILLUSTRATION BASED ON CURRENT EXPENSE AND MORTALITY CHARGES
                                     0% Return             6% Return             12% Return
End of               Policy      ------------------    ------------------    -------------------     Premiums
Policy                 Year       Cash       Death       Cash      Death       Cash       Death       Plus 5%
Year        Age      Premium     Value      Benefit     Value     Benefit     Value      Benefit     Interest
------      ---      -------     ------     -------    ------     -------    -------     -------     --------
1            40       1,200       1,091     101,091     1,126     101,126      1,161     101,161       1,232
2            41       1,200       2,163     102,163     2,301     102,301      2,441     102,441       2,526
3            42       1,200       3,214     103,214     3,523     103,523      3,852     103,852       3,885
4            43       1,200       4,246     104,246     4,798     104,798      5,408     105,408       5,311
5            44       1,200       5,259     105,259     6,128     106,128      7,126     107,126       6,809
6            45       1,200       6,251     106,251     7,512     107,512      9,021     109,021       8,382
7            46       1,200       7,222     107,222     8,954     108,954     11,112     111,112      10,033
8            47       1,200       8,170     108,170    10,454     110,454     13,417     113,417      11,767
9            48       1,200       9,091     109,091    12,011     112,011     15,957     115,957      13,588
10           49       1,200       9,987     109,987    13,628     113,628     18,758     118,758      15,499
11           50       1,200      10,854     110,854    15,306     115,306     21,845     121,845      17,506
12           51       1,200      11,694     111,694    17,047     117,047     25,250     125,250      19,614
13           52       1,200      12,505     112,505    18,854     118,854     29,007     129,007      21,827
14           53       1,200      13,286     113,286    20,728     120,728     33,151     133,151      24,151
15           54       1,200      14,038     114,038    22,674     122,674     37,726     137,726      26,590
16           55       1,200      14,760     114,760    24,692     124,692     42,779     142,779      29,152
17           56       1,200      15,450     115,450    26,784     126,784     48,356     148,356      31,842
18           57       1,200      16,090     116,090    28,937     128,937     54,500     154,500      34,666
19           58       1,200      16,681     116,681    31,151     131,151     61,268     161,268      37,632
20           59       1,200      17,217     117,217    33,425     133,425     68,725     168,725      40,746
25           64       1,200      19,022     119,022    45,700     145,700    119,175     219,175      58,812
30           69       1,200      19,632     119,632    60,043     160,043    202,449     302,449      81,870
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                               ILLUSTRATION BASED ON GUARANTEED MAXIMUM EXPENSE
                                             AND MORTALITY CHARGES
                                     0% Return             6% Return             12% Return
End of               Policy      ------------------    ------------------    -------------------     Premiums
Policy                 Year       Cash       Death       Cash      Death       Cash       Death       Plus 5%
Year        Age      Premium     Value      Benefit     Value     Benefit     Value      Benefit     Interest
------      ---      -------     ------     -------     -----     -------    -------     -------     --------
1            40       1,200         600     100,600       619     100,619        639     100,639       1,232
2            41       1,200       1,151     101,151     1,226     101,226      1,302     101,302       2,526
3            42       1,200       1,651     101,651     1,815     101,815      1,990     101,990       3,885
4            43       1,200       2,098     102,098     2,383     102,383      2,700     102,700       5,311
5            44       1,200       2,487     102,487     2,925     102,925      3,432     103,432       6,809
6            45       1,200       2,818     102,818     3,437     103,437      4,184     104,184       8,382
7            46       1,200       3,087     103,087     3,913     103,913      4,955     104,955      10,033
8            47       1,200       3,291     103,291     4,348     104,348      5,741     105,741      11,767
9            48       1,200       3,428     103,428     4,736     104,736      6,542     106,542      13,588
10           49       1,200       3,490     103,490     5,066     105,066      7,349     107,349      15,499
11           50       1,200       3,473     103,473     5,330     105,330      8,157     108,157      17,506
12           51       1,200       3,363     103,363     5,509     105,509      8,951     108,951      19,614
13           52       1,200       3,152     103,152     5,591     105,591      9,720     109,720      21,827
14           53       1,200       2,827     102,827     5,556     105,556     10,451     110,451      24,151
15           54       1,200       2,376     102,376     5,383     105,383     11,125     111,125      26,590
16           55       1,200       1,792     101,792     5,059     105,059     11,721     111,721      29,152
17           56       1,200       1,068     101,068     4,565     104,565     12,219     112,219      31,842
18           57       1,200         196     100,196     3,886     103,886     12,601     112,601      34,666
19           58       1,200          **          **     3,003     103,003     12,845     112,845      37,632
20           59       1,200          **          **     1,891     101,891     12,918     112,918      40,746
25           64       1,200          **          **        **          **      8,957     108,957      58,812
30           69       1,200          **          **        **          **         **          **      81,870
-------------
**   Note: The planned premium for this illustration will not provide cash values and death benefits in these policy years.
--------------------------------------------------------------------------------------------------------------

For contract owners wanting to request a Statement of Additional Information or personalized illustrations, free of charge, call 1-800-225-0646. Information about the Registrant (including the Statement of Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 942-8090. Reports and other information about the Registrant are available on the Commission's Internet Site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 100 F Street, N.E., Washington, DC 20549-0102.

HOW TO CONTACT US - You can contact us by: calling our GVUL Customer Service Center toll free 1-800-225-0646 during our normal business hours, 8:00 a.m. EST to 6:00 p.m. EST, Monday through Friday or writing to us via regular mail at CIGNA Group Insurance, P.O. Box 20330, Lehigh Valley, Pennsylvania 18002-0330 OR for express mail CIGNA Group Insurance, 1455 Valley Center Parkway, Bethlehem, Pennsylvania 18017.

Premium payments should not be sent to the Customer Service Center but should be sent to the customer payment address shown on your bill. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Connecticut General Life Insurance Company ................................... 2
CG Variable Life Separate Account A .......................................... 2
Underwriters ................................................................. 3
Financial Statements ......................................................... 4

The date of this SAI is August 7 , 2005

File No. 811-07317

                       STATEMENT OF ADDITIONAL INFORMATION

                 GROUP VARIABLE UNIVERSAL LIFE INSURANCE POLICY

                                   Issued by:
                   Connecticut General Life Insurance Company
                  CG Variable Life Insurance Separate Account A
                             900 Cottage Grove Road
                          Bloomfield, Connecticut 06002
                        Telephone Number: 1-800-225-0646

This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the prospectus, dated August 7, 2005, for the Group Variable Universal Life Insurance Policies issued by Connecticut General Life Insurance Company through its CG Variable Life Insurance Separate Account A (Separate Account).

     For a free copy of the prospectus:

     Call:          1-800-225-0646

     Or write:      Connecticut General Life Insurance Company
                    Lehigh Valley Corporate Center
                    1455 Valley Center Parkway
                    Bethlehem, PA 18017

     Or contact your financial representative


                                TABLE OF CONTENTS

Connecticut General Life Insurance Company ................................... 2
CG Variable Life Insurance Separate Account A ................................ 2
Underwriters ................................................................. 3
Financial Statements ......................................................... 4

The date of this SAI is August 7, 2005.

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

     Connecticut General Life Insurance Company is a stock life insurance company, incorporated in Connecticut in 1865. Our home office mailing address is Hartford, Connecticut 06152; telephone (860) 726-6000. We are licensed to sell group insurance and annuity contracts in all states, the District of Columbia, Puerto Rico and certain foreign countries. We are an indirect wholly-owned subsidiary of CIGNA Corporation, Philadelphia, Pennsylvania, and have other affiliates and subsidiaries which are also in the business of insurance.

     The Policies are sold by independent insurance brokers, general agents, and registered representatives of broker-dealers who are members of the National Association of Securities Dealers, Inc. (NASD).

                  CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT A

     We established the CG Variable Life Insurance Separate Account A (the Separate Account) on May 22, 1995 for the purpose of holding shares of the Funds which support your Cash Value. Under Connecticut law, the income, gains or losses of the Separate Account are credited to policyholders without regard to our other income, gains or losses. The Separate Account is protected against claims of our other creditors, to the extent of our obligations to variable life insurance policyholders funded by the Separate Account. The result is that the investment performance of Certificates invested in the Funds depends on the investment performance of the Funds--and not on the results of our other businesses and investments.

     The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 and meets the definition of a "separate account." The SEC does not supervise the Separate Account or our management or investments. We do not guarantee the investment performance of the Separate Account, or of Certificates whose Cash Values are invested in the Separate Account. We have other separate accounts which are registered with the SEC as Unit Investment Trusts, for the purpose of funding our variable annuity contracts and other variable life insurance contracts.

     We own all the assets of the Separate Account, which we hold as custodian for the benefit of policyholders whose Cash Values are invested in the Separate Account. All of our obligations under the Policies are our general corporate obligations.

     We may take the following actions with respect to the Separate Account. We will take these actions only as permitted by applicable laws, including obtaining any required regulatory approval.

     .    Add, combine, or remove any Fund.

     .    Create new separate accounts.

     .    Combine the Separate Account with one or more other separate accounts.

     . Operate the Separate Account as a management investment company under the Investment Company Act of 1940, or in any other form permitted by law.

     . Terminate the registration of the Separate Account under the Investment Company Act of 1940.

     .    Use a committee to manage the Separate Account.

     . Transfer assets in any Fund to another Fund, to other separate accounts, or to our general account.

     . Take any actions required to comply with the Investment Company Act of 1940, or to obtain and continue any exemptions from that Act.

                                  UNDERWRITERS

The offering of the securities is continuous. The Policies will be distributed by our principal underwriter, Westport Financial Services, L.L.C. , 39 Old Ridgebury Road, Danbury, CT 06810. Westport is a limited liability company formed in Delaware in 1994. It is the principal underwriter for our other registered Separate Accounts. Westport has received no underwriting commissions in the past three years in connection with these securities.